                                                                   EXHIBIT 10(t)


                            OFFICE LEASE AGREEMENT

                                    between

                           LAKE AUSTIN COMMONS, LTD.

                                 ("Landlord")
                                   --------

                                      and

                                Clinicor, Inc.

                                  ("Tenant")
                                    ------

                                      for

                                HARTLAND PLAZA

ARTICLE 1                                                               1

        1.01        Date of Lease.......................................1
                    -------------
        1.02        Landlord............................................1
                    --------
        1.03        Tenant..............................................1
                    ------
        1.04        Building............................................1
                    --------
        1.05        Premises............................................1
                    --------
        1.06        Term................................................1
                    ----
        1.07        Commencement Date...................................1
                    -----------------
        1.08        Expiration Date.....................................1
                    ---------------
        1.09        Base Rent...........................................1
                    ---------
        1.10        Tenant's Pro Rata Share.............................1
                    -----------------------
        1.11        Base Operating Expense..............................1
                    ----------------------
        1.12        Security Deposit....................................1
                    ----------------
        1.13        Prepaid Rent........................................1
                    ------------
        1.14        Permitted Use.......................................1
                    -------------
        1.15        Guarantor(s)........................................1
                    ------------
        1.16        Tenant's Broker.....................................1
                    ---------------
        1.17        Addresses...........................................1
                    ---------
        1.18        Tenant Improvement Allowance........................1
                    ----------------------------
        1.19        Work Letter.........................................1
                    -----------
        1.20        Service Charges.....................................1
                    ---------------
        1.21        Tenant's Minimum Insurance Requirements.............1
                    ---------------------------------------

ARTICLE 2                                                               2

        2.01        Premises............................................2
                    --------
        2.02        Term and Commencement...............................2
                    ---------------------
        2.03        Early Possession....................................2
                    ----------------
        2.04        Late Possession.....................................2
                    ---------------

ARTICLE 3                                                               2

        3.01        Base Rent...........................................2
                    ---------
        3.02        Rental Adjustment...................................3
                    -----------------
        3.03        Operating Expenses..................................3
                    ------------------
        3.04        Service Charges.....................................3
                    ---------------
        3.05        Security Deposit....................................3
                    ----------------
        3.06        Tenant Improvement Fee..............................3
                    ---------------------

ARTICLE 4                                                               4

        4.01        Use.................................................4
                    ---
        4.02        Hazardous Substances................................4
                    --------------------

ARTICLE 5                                                               4

        5.01        Landlord's Services.................................4
                    -------------------
        5.02        Additional Service Cost.............................4
                    -----------------------
        5.03        Service Interruption................................4
                    --------------------

ARTICLE 6                                                               5

        6.01        Alterations.........................................5
                    -----------
        6.02        Tenant Repairs......................................5
                    --------------
        6.03        Landlord Repairs....................................5
                    ----------------
        6.04        Signage.............................................5
                    -------

ARTICLE 7                                                               5

        7.01        Landlord Insurance..................................5
                    ------------------
        7.02        Tenant Insurance....................................5
                    ----------------
        7.03        Waiver of Subrogation...............................5
                    ---------------------
        7.04        Indemnity...........................................6
                    ---------

ARTICLE 8                                                               6

        8.01        Casualty............................................6
                    --------

ARTICLE 9                                                               6

        9.01        Condemnation........................................6
                    ------------

ARTICLE 10                                                              6

        10.01       Entry...............................................6
                    -----

ARTICLE 11                                                              6

        11.01       Subordination.......................................6
                    -------------
        11.02       Attornment..........................................6
                    ----------
        11.03       Quiet Enjoyment.....................................7
                    ---------------

ARTICLE 12                                                              7

        12.01       Assignment and Subletting...........................7
                    -------------------------
        12.02       Continued Liability.................................7
                    -------------------
        12.03       Consent.............................................7
                    -------
        12.04       Proceeds............................................7
                    --------

ARTICLE 13                                                              7

        13.01       Default.............................................7
                    -------

        13.02       Rights Upon Default.................................7
                    -------------------
        13.03       Costs...............................................9
                    -----
        13.04       Landlord's Lien.....................................9
                    ---------------
        13.05       Non-Waiver..........................................9
                    ----------

ARTICLE 14                                                              9

        14.01       Organization and Power (Corporation)................9
                    ------------------------------------
        14.02       Organization and Power (Partnership or
                    --------------------------------------
                    Joint Venture)......................................9
                    --------------

ARTICLE 15                                                              9

        15.01       Amendment...........................................9
                    ---------
        15.02       Severability........................................9
                    ------------
        15.03       Estoppel Letters....................................9
                    ----------------
        15.04       Landlord's Liability and Authority..................9
                    ----------------------------------
        15.05       Holdover............................................9
                    --------
        15.06       Surrender..........................................10
                    ---------
        15.07       Parties and Successors.............................10
                    ----------------------
        15.08       Notice.............................................11
                    ------
        15.09       Rules and Regulations..............................11
                    ---------------------
        15.10       Captions...........................................11
                    --------
        15.11       Number and Gender..................................11
                    -----------------
        15.12       Governing Law......................................11
                    -------------
        15.13       Inability to Perform...............................11
                    --------------------
        15.14       Broker.............................................11
                    ------
        15.15       Memorandum of Lease................................11
                    -------------------
        15.16       Entire Agreement...................................11
                    ----------------
        15.17       Time of Essence....................................11
                    ---------------
        15.18       Parking............................................11
                    -------
        15.19       Tenant Taxes.......................................11
                    ------------
        15.20       Attorney's Fees....................................11
                    ---------------
        15.21       Landlord Alterations or Modifications..............11
                    -------------------------------------
        15.22       Name Change........................................10
                    -----------
        15.23       Publication........................................11
                    -----------
        15.24       Substitution of Premises...........................11
                    ------------------------
        15.25       DTPA Waiver........................................11
                    -----------

EXHIBIT A      Floor Plans
EXHIBIT A-1    Legal Description
EXHIBIT B      Rules and Regulations
EXHIBIT C      Parking
EXHIBIT D      Commencement Date Declaration
EXHIBIT E      Work Letter
EXHIBIT F      Renewal Option
EXHIBIT G      Right of First Refusal

                            OFFICE LEASE AGREEMENT
                            ----------------------

                                HARTLAND PLAZA

     This Office Lease Agreement (this "Lease") is entered into between the Landlord and the Tenant named below.

                                   ARTICLE I

     This Article contains definitions of certain terms used in this Lease, set forth as follows:

     1.01   Date of Lease: October 23, 1996
            -------------
     1.02   Landlord:     LAKE AUSTIN COMMONS, LTD., a Texas limited partnership
            --------
     1.03   Tenant:       Clinicor, Inc.
            ------
     1.04   Building: The building known as Hartland Plaza, 1717 West 6th
            --------
Street, Travis County Texas, located on the land more particularly described in Exhibit A-1 attached hereto, together with Landlord's rights in any present or
-----------
future associated underground or elevated pedestrian tunnels or walkways (all of such land, improvements and rights being hereafter collectively referred to as the "Project").
     -------

     1.05   Premises: The space cross hatched in Exhibit A attached hereto,
            --------                             ---------
located on the 4th floor of the Building and containing 15,180 square feet of net rentable area.

     1.06   Term: 5 years, commencing on the Commencement Date and ending at
            ----
midnight on the Expiration Date.

     1.07 Commencement Date: The "Commencement Date" shall be the earlier of
          -----------------
the date Tenant begins operating its business in the Premises or 15 days after the "substantial completion date" as stated in the Work Letter. The Commencement Date shall constitute the commencement of the Term of this Lease for all purposes, whether or not Tenant has actually taken possession; provided, however, if the Commencement Date of the term of this Lease has not occurred by January 15, 1997 because construction, or improvements being made or to be made by Landlord are not substantially completed, then (i) Rent shall abate for the period that possession by Tenant is delayed unless Tenant caused (in whole or in part) such delay, in which case Rent shall not abate, (ii) for each day that Landlord is unable to give possession of the Premises to Tenant (except for delays caused in whole or in part by Tenant), then Landlord shall pay to Tenant a penalty of six hundred dollars ($600.00) for each day of such delay, and (iii) if such improvements are not substantially completed by February 15, 1997 (except for delays caused in whole or in part by Tenant), Tenant may terminate this Lease by delivering written notice of termination to Landlord prior to the substantial completion of such improvements, but under no circumstances shall Landlord be responsible for direct or consequential damages because of its inability to complete such improvements or furnish possession of the Premises to Tenant by any particular date.

     1.08 Expiration Date:  5 years after the Commencement Date.
          ---------------

     1.09 Base Rent: Base Rent for each square foot of net rentable area in
          ---------
the Premises shall be $13.83 for the first year of the Term of this Lease,$14.33 for the second year of the Term of this Lease, $14.83 for the third year of the Term of this Lease, $15.33 for the fourth year of the Term of this Lease, $15.83 for the fifth year of the Term of this Lease, payable in advance in equal monthly installments (the initial monthly installments shall be $18,127.45 each, subject to adjustment annually thereafter).

     1.10 Tenant's Pro Rata Share: 9.07%, which is the proportion, expressed
          -----------------------
as a percentage, that the square feet of net rentable area in the Premises bears to the total number of square feet of net rentable area in the Building.

     1.11 Base Operating Expense: An amount per square foot of net rentable
          ----------------------
area equal to (i) the aggregate Operating Expenses (hereinafter defined) paid or incurred by Landlord during the 1997 calendar year, divided by (ii) the total number of square feet of net rentable area in the Building.

     1.12 Security Deposit: $0 (See Section 3.05 (b) hereof).
          ----------------

     1.13 Prepaid Rent:     $18,127.45
          ------------

     1.14 Permitted Use: Administrative, clerical and other general office
          -------------
uses related to Tenant's drug approval business, and for no other use whatsoever.

     1.15 Guarantor(s):     N/A.
          ------------

     1.16 Tenant's Broker: Insignial Commercial Group, Inc.
          ---------------

     1.17 Addresses:
          ---------

          Landlord's Address:

          Lake Austin Commons, Ltd.
          C/O Sage Land Company, Inc.
          1717 W. 6th Street
          Ste. 390
          Austin, TX  78703

          Tenant's Address:

          Clinicor, Inc.
          1717 W. 6th Street
          Suite 400
          Austin, TX  78703

          Manager's Address:

          Pyramid Properties, Inc.
          1717 W. 6th Street
          Ste. 380
          Austin, TX  78703

     1.18 Tenant Improvement Allowance:  $185,955
          ----------------------------

     1.19 Work Letter: If improvements are to be erected upon the Premises,
          -----------
the construction shall be performed pursuant to the Work Letter attached hereto as Exhibit E .
   ---------

     1.20 Service Charges.
          ---------------

          (a)  Late Payment Charge: An amount equal to five percent (5%) of any
               -------------------
               installment of Rent and other charges past due for more than five
               (5) days; interest on such past due installment and late payment charge shall accrue at the rate of eighteen percent (18%) per annum after the 30th day such installment is past due until paid.

          (b)  Returned Checks:  $35 for each returned check.
               ---------------

     1.21 Tenant's Minimum Insurance Requirements.
          ---------------------------------------

          (a)  Personal Property:  Full replacement value.
               -----------------
          (b)  Liability:  $1,000,000.00 combined single limit.
               ---------
          (c)  Worker's Compensation:  Statutory amount.
               ---------------------
          (d)  Employer's Liability:  $500,000.00
               --------------------

     Each of the foregoing provisions and defined terms shall be construed in conjunction with the references thereto contained in the other provisions of this Lease and shall be limited by such other provisions. Each reference in this Lease to any of the foregoing provisions and defined terms shall be construed to incorporate each term set forth above.

                                   ARTICLE 2

     2.01 Premises. Subject to and upon the terms, provisions and conditions
          --------
set forth herein, and in consideration of the duties, covenants and obligations of Lessee hereunder, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises.

     The term "net rentable area", as used herein, shall refer to (i) in the case of a floor leased to a single tenant, all floor area measured from the inside surface of the outer glass line of the Building to the inside surface of the opposite outer glass line, excluding only Service Areas and General Common Areas (defined below), plus an allocation of the square footage of the General Common Areas, and (ii) in the case of a floor leased to more than one tenant, all floor areas within the inside surface of the outer glass line of the Building enclosing the Premises and measured to the mid-point of demising walls (i.e., walls separating the premises from areas leased to or held for lease to other tenants, from On-Floor Common Areas (defined below) and from General Common Areas), excluding only Service Areas, plus an allocation of the square footage of the General Common Areas and an allocation of the square footage of the On-Floor Common Areas. No deductions from net rentable area shall be made for columns or projections necessary to the Building. It is agreed between the parties hereto that the square footage of the Premises shall be as stated in
Section 1.05 hereof and shall be considered final for all purposes under this Lease.

     "Service Areas" shall mean the areas within (and measured from the mid-point of the walls enclosing) Building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts. Areas for the specific use of Tenant and installed at the request of Tenant such as special stairs or elevators are not included within the definition of Service Areas.

     "General Common Areas" shall mean those areas within (and measured from the mid-point of the walls enclosing) the Building's elevator machine rooms, main mechanical and electrical rooms, public lobbies, management office and other areas not leased or held for the proper utilization of the Building or to provide customary services to the Building. The allocation of the square footage of the General Common Areas shall be equal to the total General Common Area within the Building multiplied by a fraction, the numerator of which is the net rentable area of the Premises (excluding only the allocation of the General Common Areas) and the denominator of which is the net rentable area (excluding only the General Common Areas) of all office space leased or held for lease in the Building.

     "On-Floor Common Areas" shall mean all areas within (and measured from the mid-point of the walls enclosing) public corridors, elevator foyers, rest rooms, mechanical rooms, janitor closets, telephone and equipment rooms, and other similar facilities for the use of all tenants on the floor on which the Premises are located. In the case of a floor leased to more than one tenant, the allocation of the square footage of the On-Floor Common Areas on said floor shall be equal to the total On-Floor Common Areas on said floor multiplied by a fraction, the numerator of which is the net rentable area of the portion of the Premises (excluding the allocation of the General Common Areas and excluding the allocation of the On-Floor Common Areas) located on said floor and the denominator of which is the net rentable area of all office space on said floor (excluding the allocation of General Common Areas and the allocation of the On-Floor Common Areas).

     By moving into the Premises or taking possession thereof, Tenant acknowledges that a full and complete inspection of the Premises, the General Common Areas and the On-Floor Common Areas has been made and Landlord has fully and adequately disclosed the existence of any defects which would interfere with Tenant's use of the Premises for their intended purpose. Tenant specifically acknowledges that as a result of such inspection and disclosure, Tenant has taken possession of the Premises and has made its own determination to fully accept the same in their "AS IS" condition, except for latent defects. In further consideration of such inspection and disclosure, Landlord hereby disclaims any representation or warranty and Tenant, to the maximum extent permitted by law, waives all claims for misrepresentation, breach of warranty or unconscionable acts as to the Premises, the Building and the Project, whether express or implied, including, without limitation, any implied warranty of suitability.

     2.02 Term and Commencement. Subject to the other provisions hereof,
          ---------------------
this Lease shall be for the period equal to the Term set forth in Section 1.06 hereof.

     Within five (5) days after the Commencement Date and at any time thereafter upon the request of Landlord, Tenant shall execute and deliver to Landlord a declaration (in the form attached hereto as Exhibit D) specifying the
                                                       ---------
date upon which the same occurred.

     2.03 Early Possession. In the event Tenant enters the Premises prior to
          ----------------
the Commencement Date, Tenant shall execute and deliver to Landlord a hold harmless agreement in a form provided by Landlord whereby Tenant releases Landlord from all liabilities, claims and causes of action arising out of any construction or other work performed at the Premises and agrees to pay utility charges incurred by Tenant during such early possession.

     2.04 Late Possession. No delay in the completion of the Premises
          ---------------
resulting from any delay or failure on the part of Tenant, including delay in furnishing information, work or other matters required in Exhibit E, shall delay
                                                          ---------
the Commencement Date or Expiration Date.

                                   ARTICLE 3

     3.01 Base Rent. Tenant, in consideration for this Lease, agrees to pay
          ---------
to Landlord the monthly Base Rent set forth in Section 1.09 hereof, payable in legal tender of the United States of America at Landlord's address or at such place or to such agent as Landlord may from time to time designate in writing, without notice, demand, deduction, counterclaim, set-off or abatement, in advance on the first day of each calendar month throughout the Term, except that the amount of prepaid rent set forth in Section 1.13 hereof is due upon the date of execution of this Lease by Tenant.

     3.02 Rental Adjustment. On or before the first day of each calendar
          -----------------
year of the Term, Landlord shall provide to Tenant the Estimated Operating Expense Increase (defined in Section 3.03 hereof) for the upcoming year. In addition to the Base Rent, Tenant shall pay as a rental adjustment in advance on the first day of each calendar month during the Term, installments equal to one-twelfth (1/12) of Tenant's Pro Rata Share of the Estimated Operating Expense Increase. Within one hundred twenty (120) days, or as soon thereafter as practicable, after the end of each calendar year during the Term, Landlord shall furnish to Tenant a statement certified by Landlord of the Actual Operating Expense Increase (defined in Section 3.03 hereof) for the immediately preceding calendar year, which statement shall specify the various types of Operating Expenses and set forth Landlord's calculations of Tenant's Pro Rata Share thereof. If Tenant's Pro Rata Share of the Estimated Operating Expense Increase paid to Landlord during the previous calendar year exceeds Tenant's Pro Rata Share of the Actual Operating Expense Increase, then Landlord shall credit the difference to Tenant against the next due installment of Tenant's Pro Rata Share of the Estimated Operating Expense Increase. Otherwise, within thirty (30) days after Landlord furnishes such statement to Tenant, Tenant shall make a lump sum payment to Landlord equal to Tenant's Pro Rata Share of the positive difference between the Actual Operating Expense Increase and the Estimated Operating Expense Increase theretofore paid by Tenant. As used in this Lease, the term "Rent" shall refer collectively to the Base Rent and all rental adjustments. If the Term commences on a day other than the first day of the month or calendar year, or terminates on a day other than the last day of a month or calendar year, then Tenant shall be required to pay only a pro rata share of the installments and adjustment of Rent due for such month or year.

     3.03 Operating Expenses. "Operating Expenses" shall mean and include
          ------------------
all amounts, expenses, and costs of whatever nature paid or incurred by Landlord because of or in connection with the ownership, management (including management by a third party under a contract with Landlord), operation, repair, maintenance or security of the Project, all additional facilities that may be added to the Project, and Landlord's personal property that may be utilized in connection therewith. Operating Expenses shall include, without limitation, (i) all general and special real estate taxes, special assessments and other ad valorem taxes, levies and assessments payable with respect to any portion of the Project and all taxes or other charges imposed in lieu of any such taxes (including fees of counsel and experts which are incurred by, or reimbursable by, Landlord in seeking any reduction in the assessed valuation of any portion of the Project),
(ii) reasonable management office expenses, (iii) applicable sales and use taxes, (iv) costs of insurance, (v) trash collection service, janitorial service, pest control and security service, (vi) salaries, wages, benefits and other personnel costs of engineers, superintendents, watchpersons and all other employees of the Project, (vii) charges under any third party maintenance and service contracts and charges for window cleaning, building and grounds maintenance and parking lot maintenance, (viii) management fees (not to exceed 4% of the total Rent payable by all tenants of the Project with respect to such calendar year), (ix) costs of permits and licenses, (x) all replacement, maintenance and repair expenses and supplies (including replacement of fluorescent light bulbs and ballasts in light fixtures), (xi) costs of all utilities to the Project, including, but not limited to, water, electricity, gas, air conditioning, heating and lighting, (xii) legal and accounting costs, (xiii) amortization, depreciation, interest expense and other debt costs with respect to equipment, systems, installations, alterations or other capital expenditures, which are made, installed or implemented for the primary purpose of (a) saving labor or energy in the maintenance or operation of the Project, or (b) complying with any applicable laws, statutes, regulations or other governmental or quasi-governmental requirements or directives (such items shall be amortized [with interest at 10% per annum on the unamortized balance thereof] over the reasonable life of such capital improvement, with the reasonable life and amortization schedule to be determined by Landlord in accordance with generally acceptable accounting principles, but in no event to extend beyond the reasonable life of the Building and/or the Project), and (xiv) all such other usual and customary costs and expenses of any kind or nature, whether or not mentioned in this Lease, deemed by Landlord necessary or desirable in connection with the management, operation, repair and maintenance of the Project. Operating Expenses shall be determined on an accrual basis. The Base Operating Expense for the Project is set forth in Section 1.11 hereof. The "Estimated Operating Expense Increase" shall equal the positive difference between the Landlord's estimate of Operating Expenses for the applicable calendar year less the Base Operating Expense. Landlord's statement of the Estimated Operating Expense Increase shall control for the year specified in such statement and for each succeeding year during the Term until Landlord provides a new statement of the Estimated Operating Expense Increase. The "Actual Operating Expense Increase" shall equal the positive difference of the actual Operating Expenses for the applicable calendar year less the Base Operating Expense. Tenant may be billed for Tenant's Pro Rata Share of the Estimated Operating Expense Increase after the expiration or termination of this Lease or termination of Tenant's right to possession of the Premises, and Tenant's obligation to pay such sums shall survive the expiration or termination of this Lease or termination of Tenant's right to possession of the Premises. Notwithstanding any provision contained herein to the contrary, if less than ninety-five percent (95%) of the total square feet of net rentable area of the Building is fully occupied by tenant(s) during the 1997 calendar year or Landlord is not supplying services to at least ninety-five percent (95%) of the total square feet of net rentable area of the Building at any time during the 1997 calendar year, Operating Expenses for such calendar year shall be determined to be an amount equal to the expense that would normally be expected to be incurred had such occupancy been ninety-five percent (95%) of the total square feet of net rentable area of the Building during such year and had Landlord been supplying services to ninety-five percent (95%) of the total square feet of net rentable area of the Building during such calendar year. Not withstanding anything contained herein to the contrary, Tenant's Pro Rata Share of the Estimated Operating Expense Increase (exclusive of any increase in Operating Expenses attributable to items described in items
(i), (iv) and (xi) of this Section 3.03) shall in no event increase by more than eight percent (8%) with respect to any calendar year throughout the term.

     3.04 Service Charges. It is understood that the Rent and Tenant's Pro
          ---------------
Rata Share of the Estimated Operating Expense Increase is payable on or before the first day of each month, without offset or deduction of any nature. In the event such rentals are not received when due or any check is tendered to Landlord is returned to Landlord as uncollectible Tenant shall pay the applicable service charges set forth in Section 1.20 hereof, which Landlord and Tenant agree as a fair and reasonable estimate of the costs to be incurred by Landlord by reason of such late payment. In no event shall the aggregate of the interest to be paid by Tenant, plus any other amounts paid in connection with the transaction evidenced hereby which would under applicable law be deemed "interest", ever exceed the maximum amount of interest which, under applicable law, could be lawfully charged to Tenant hereunder. Landlord and Tenant specifically intend and agree to limit contractually the interest payable hereunder to not more than the amount determined at the maximum lawful nonusurious rate of interest (if any) which under applicable law is permitted to be charged from time to time (the "Maximum Rate"). Therefore, none of the terms
                                   ------------
of this Lease shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate, and Tenant shall not be liable for interest in excess of that determined at the Maximum Rate, and the provisions of this Section shall control all other provisions of this Lease. If any amount of interest taken or received by Landlord shall be in excess of the maximum amount of interest which, under applicable law, could lawfully have been collected under this Lease, then the excess shall be deemed to have been the result of a mathematical error by Landlord and Tenant and shall be refunded promptly to Tenant. If Tenant fails in two (2) consecutive months to make rental payments within ten (10) days after due, Landlord in order to reduce its administrative costs, may require, by giving notice to Lessee (and in addition to any service charges accruing pursuant to Section 1.20 hereof, as well as any other rights and remedies accruing pursuant to Section 13.02 hereof, or any other term provision or covenant of this Lease or available to Landlord at law or equity), that Base Rent be payable quarterly in advance instead of monthly and that all future rental payments are to be made on or before the due date by certified or cashier's check or money order, and that the delivery of Tenant's personal or corporate check will no longer constitute the payment of rental as provided in this Lease. Any acceptance of a monthly rental payment or of a personal or corporate check thereafter by Landlord shall not be construed as a subsequent waiver of said rights.




     3.05 Security Deposit. (a) To the extent required in Section 1.12
          ----------------
hereof, Tenant shall deposit the Security Deposit with Landlord on the date Tenant executes this Lease on the understanding: (a) that the Security Deposit or any portion thereof may be applied to the curing of any default, without prejudice to any other remedy or remedies which the Landlord may have on account thereof, and upon such application Tenant shall pay Landlord on demand the amount so applied which shall be added to the Security Deposit so the same will be restored to its original amount; (b) that Landlord shall hold the Security Deposit in a separate, interest-bearing account, with all interest being a part of the Security Deposit; and (c) that if Tenant is not in default, the remaining balance of the Security Deposit shall be returned to Tenant, including interest, within thirty (30) days after the expiration of the Term provided, however, Landlord shall have the right to retain and expend such remaining balance for cleaning and repairing the Premises if Tenant shall fail to deliver the Premises at the termination of this Lease in a neat and clean condition and in as good a condition as existed at the date of possession of same by Tenant, except for ordinary wear and tear.

     (b) Within forty-five (45) days after each calendar quarter during the Term of this Lease, Tenant shall deliver to Landlord a statement of the current financial condition of Tenant (hereinafter referred to individually as a "Financial Statement" collectively as the "Financial Statements") dated as of
 -------------------                       --------------------
the last day of such immediately preceding calendar quarter, which Financial Statements shall be certified by an independent certified public accountant to be true and correct. If, at any time after the second (2nd) anniversary of the Commencement Date, the most recent Financial Statement of Tenant reflects that the shareholders' equity of Tenant is less than Two Million Dollars ($2,000,000.00) then Tenant shall, until such time as the most recent Financial Statement of Tenant reflects that Tenant's shareholders' equity is at least $2,000,000.00, increase the Security Deposit by $5,277.85 per month by paying such additional monthly sum to Landlord concurrent with the payment of each monthly installment of Base Rent.

     3.06 Tenant Improvements Fee. In consideration of and as compensation
           -----------------------
for Landlord's construction of the Tenant Improvements (as such term is defined in the Work Letter attached hereto as Exhibit E), Tenant shall pay to Landlord, upon the complete execution of this Lease, as cash fee (the "Construction Fee")
                                                             ----------------
in the amount of Two Hundred Seventy-Three Thousand Dollars $273,000.00). Except in the event that Tenant terminates this Lease pursuant to Section 1.07, Section
11.01 or Exhibit C hereof, the Construction Fee shall be non-refundable to Tenant in all events.

                                   ARTICLE 4

     4.01 Use. Tenant shall use and occupy the Premises only for the
          ---
purposes set forth in Section 1.14 hereof and for no other purposes. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein that will in any way increase the existing rate of or affect any fire or other insurance upon the Project or any of its contents, or cause cancellation of any insurance policy covering the Project or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises that will in any way obstruct or interfere with the rights of other tenants or occupants of the Project or injure or annoy them or create unreasonable elevator loads or otherwise interfere with standard Building operations. Tenant shall not permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall comply (and shall operate the Premises and its business thereon in a manner which causes the Premises to comply), at its sole cost and expense, with Landlord's Rules and Regulations attached hereto as Exhibit B, and with all laws, rules, orders, ordinances, directions, regulations
---------
and requirements of any federal, state, county, municipal, governmental or quasi governmental authority affecting the Project now in force or that may hereafter be enacted or promulgated.

     4.02 Hazardous Substances, Tenant shall not cause or permit any
          --------------------
Hazardous Substance to be used, stored, generated, or disposed of on or in the Project by Tenant, Tenant's agents, employees, contractors, or invitees without first obtaining Landlord's written consent. If Hazardous Substances are used, stored, generated or disposed of on or in the Project except as permitted above, or if the Project becomes contaminated in any manner for which Tenant is legally liable, Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, damages, fires, judgments, penalties, costs, liabilities, or losses (including, without limitation, a decrease in value of the Project, damages caused by loss or restriction of rentable or usable space, or any damages caused by adverse impact on marketing of the space, and any and all sums paid for settlement of claims, attorneys' fees, consultant and expert fees) arising during or after the Term and arising as a result of that contamination by Tenant. This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any cleanup, removal, or restoration mandated by a federal, state, or local agency or political subdivision. Without limitation of the foregoing, if Tenant causes or permits the presence of any Hazardous Substance on the Project and that results in contamination, Tenant shall promptly, at its sole expense, take any and all necessary actions to return the Project to the condition existing prior to the presence of any such Hazardous Substance on the Project. Tenant shall first obtain Landlord's approval for any such remedial action.

     As used herein, "Hazardous Substance" means any substance that is toxic, ignitable, reactive, or corrosive and that is regulated by any local government, the state of Texas, or the United States Government. "Hazardous Substance" include any and all material or substances that are defined as "hazardous waste," "extremely hazardous waste," or a "hazardous substance" pursuant to state, federal, or local government law. "Hazardous Substance" includes but is not restricted to asbestos, polychlorobiphenyls ("PCBs"), and
                                                                  ----
petroleum.

                                   ARTICLE 5

     5.01 Landlord's Services. Provided Tenant is not in default hereunder,
          -------------------
Landlord shall, at Landlord's expense, except as provided to the contrary in this Lease, furnish to Tenant while Tenant is occupying the Premises, the following services:

     (a) Subject to curtailment as required by governmental laws, rules or regulations, air conditioning and central heat, in season, at such temperatures and in such amounts reasonably deemed by Landlord to be standard for buildings of similar size, location and quality during normal Building hours, which are to be 7:00 a.m. through 7:00 p.m. on weekdays (excluding state and federal holidays) and 8:00 a.m. through 1:00 p.m. on Saturdays.

     (b) Janitorial services in the Premises and public portions of the Building for all days except Saturdays, Sundays, and normal business holidays.

     (c) Cold water at those points of supply provided for drinking, toilet, and lavatory purposes.

     (d) Normal and customary routine maintenance for all public, structural, and exterior portions of the Project.

     (e)  Electric lighting service for all public portions of the Project.

     (f) Non-exclusive automatic passenger elevator service at all times for access to and egress from the Premises. Freight elevator service, in common with other tenants, shall be provided during reasonable business hours as prescribed by Landlord, exclusive of Saturdays, Sundays, and normal business holidays.

     (g) Electric energy that Tenant shall require for normal office equipment such as typewriters, dictation machines, calculators, copiers, word processing equipment, personal computers, other machines of a similar low electrical consumption, and Building Standard Lighting in the Premises.

     (h) Replacement of fluorescent light bulbs in any fluorescent light fixtures which are located in the Premises and which contain the Building standard light fixture.

     (i) Landlord shall maintain the Project in substantially the same manner as buildings of similar size, location and quality are being maintained.

     5.02 Additional Service Cost. Air conditioning, heating and electricity
          -----------------------
in excess of the quantities described above shall be provided to Tenant after Tenant delivers a written request therefor within the time period prescribed from time to time by Landlord. Tenant shall pay Landlord, upon demand, monthly as billed charges for providing off-hour and nonstandard air conditioning, heating and electricity; provided, however, that Tenant's excessive use or consumption of heating, air conditioning and/or electrical services in violation of Section 5.01 hereof, without Landlord's prior written consent, shall constitute a default under this Lease. Tenant shall notify Landlord if Tenant has installed or intends to install any equipment in the Premises which shall consume heating, air conditioning or electrical services in excess of the quantities described in Section 5.01 hereof, whereupon Landlord shall have the right, at Tenant's expense, to install a separate meter to record Tenant's use or consumption of such services.

     5.03 Service Interruption. To the extent any of the services described
          --------------------
above require electricity, gas, water or other services supplied by public utilities, Landlord's covenants hereunder shall impose on Landlord only the obligation to use its good faith efforts to cause the applicable public utilities to furnish the same. Any failure or defect in the services described above shall not be construed as an eviction of Tenant nor entitle Tenant to any reduction, abatement, offset, or refund of Rent or to any damages from Landlord. Landlord shall not be in breach or default under this Lease, provided Landlord uses reasonable diligence during normal business hours to restore any such failure or defect after Landlord receives written notice thereof. Not withstanding the foregoing, if (i) any portion of the Premises is rendered untenantable for a period of ten (10) consecutive business days due to a failure or defect in utility services including HVAC that is not the result of a negligent or wrongful act or omission of Tenant, then Tenant shall, with respect to such portion of the Premises that is so rendered untenantable, be entitled to an abatement of Rent payable hereunder for the period beginning on the day that such portion of the Premises is rendered untenantable until such utility services are restored.

                                   ARTICLE 6

     6.01 Alterations. Tenant shall not make or allow to be made any
          -----------
alterations, installations, additions or improvements in or to the Premises, or place safes, vaults or other heavy furniture or equipment within the Premises, without Landlord's prior written consent. All alterations, installations, additions or improvements, other than movable furniture and movable trade fixtures, made by Tenant to the Premises shall remain upon and be surrendered with the Premises and become the property of Landlord at the expiration or termination of this Lease or the termination of Tenant's right to possession of the Premises; provided, however, that Landlord may require Tenant, at Tenant's cost, to remove any or all of such items that are not Building standard upon the expiration or termination of this Lease or termination of Tenant's right to possession of the Premises. Tenant, at its sole cost and prior to the expiration or termination of this Lease, shall remove all of Tenant's property from the Premises. All work shall be completed promptly and in a good and workmanlike manner and shall be performed in such a manner that no mechanic's, materialman's or other similar liens shall attach to Tenant's leasehold estate, and in no event shall Tenant permit, or be authorized to permit, any such liens or other claims to be asserted against Landlord or Landlord's rights, estate and interests with respect to the Project or this Lease.

     6.02 Tenant Repairs. By taking possession of the Premises, Tenant shall
          --------------
be deemed to have accepted the Premises as being in good, sanitary order, condition and repair and suitable for the conduct of Tenant's business (except for latent defects).. Tenant shall, at Tenant's sole cost and expense, keep the Premises in good condition and repair. Any injury or damage to the Premises or Project or the appurtenances or fixtures thereof, caused by or resulting from the act, omission or neglect of Tenant or Tenant's employees, servants, agents, invitees, assignees, or subtenants shall be repaired or replaced by Tenant, or at Landlord's option by Landlord, at the expense of Tenant. If Tenant fails to maintain the Premises or fails to repair or replace any damage to the Premises or Project resulting from the negligence or intentional act of Tenant, its employees, servants, agents, invitees, assignees or subtenants, Landlord may, but shall not be obligated to, cause such maintenance, repair or replacement to be done, as Landlord deems necessary, and Tenant shall immediately pay to Landlord all costs related thereto plus a reasonable charge for overhead. Landlord's approval of any plans, specifications or working drawings for Tenant's alterations shall not impose or create any responsibility or liability on Landlord for their completeness, design sufficiency or compliance with all applicable laws, rules and regulations of governmental agencies or authorities.

     6.03 Landlord Repairs. Unless otherwise stipulated herein, Landlord
          ----------------
shall not be required to make any improvements to or repairs of any kind or character to the Premises during the Term of this Lease. Notwithstanding any provisions of this Lease to the contrary, all repairs, alterations or additions to the base Building or its systems (as opposed to those involving only Tenant's leasehold improvements), and all repairs, alterations or additions to Tenant's leasehold improvements which affect the Building's structural components or major mechanical, electrical or plumbing systems, made for or on behalf of Tenant and any other Tenants in the Building shall be made by Landlord or its contractor only, and, if for or on behalf of Tenant, shall be paid for by Tenant in an amount equal to Landlord's costs plus a reasonable charge for overhead.

     6.04 Signage. With the prior written approval of Landlord as to
          -------
quantity, design, size, character and location, Tenant may, at Tenant's sole cost and expense, erect certain signs identifying Tenant as a tenant of the Building on the door to the Premises and on the exterior of the Building above the balcony on level four (4) of the Building. All such signage shall comply in all respects with all applicable laws, rules and regulations. Tenant shall not erect or install any sign or other type display whatsoever upon the exterior of the Building, upon or in any window, or in any lobby, hallway or door therein located, without the express written consent of Landlord. All signs or lettering shall conform to the sign and lettering criteria established by Landlord.

                                   ARTICLE 7

     7.01  Landlord Insurance. Landlord shall insure the Project and shall
           ------------------
maintain liability and property insurance in commercially reasonable amounts. The cost of such insurance shall be an "Operating Expense" as defined in Section
3.03 hereof. Such insurance shall be for the sole benefit of Landlord and, if required, Landlord's mortgagee. If the annual premiums to be paid by Landlord exceed the standard rates because of Tenant's operations within or contents of the Premises or because improvements to the Premises are beyond Building Standard, Tenant shall promptly pay the excess amount of the premium upon request by Landlord (and if necessary, Landlord may allocate the insurance costs of the Building to give effect to this sentence).

     7.02  Tenant Insurance. Tenant shall, at all times during the Term, at its
           ----------------
sole cost and expense, obtain and continue to keep in force the following insurance in the amounts required in Section 1.21 hereof:

     (a) Fire insurance, including extended coverage, vandalism, and malicious mischief, upon property of every description and kind owned by Tenant and located in the Project or for which Tenant is legally liable or which is installed by or on behalf of Tenant including, without limitation, furniture, fittings, installations, fixtures and any other personal property, leasehold improvements and alterations.

     (b) Comprehensive General Liability Insurance coverage to include personal injury, bodily injury, broad form property damage, operations hazard, owner's protective coverage and contractual liability.

     (c) Workers Compensation and Employer's Liability insurance.

     (d) Any other form or forms of insurance as Tenant may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent Tenant of a comparable size and in a comparable business would protect itself.

All policies shall be taken out with insurers that are reasonably acceptable to Landlord and in form reasonably satisfactory from time to time to Landlord. Tenant agrees that certificates of insurance in form acceptable to Landlord will be delivered to Landlord as soon as practicable after the placing of the required insurance, but not later than ten (10) days prior to Tenant's occupancy of all or any part of the Premises. All policies shall contain an undertaking by the insurers to notify Landlord (and, if specifically requested by Landlord, the mortgagees of Landlord) in writing not less than thirty (30) days before any material change, reduction in coverage, cancellation, or other termination thereof. If Tenant fails to procure and maintain said insurance, Landlord may, but shall not be obligated to, procure and maintain same, but at the expense of Tenant. Landlord makes no representation or warranty that the insurance carried by Tenant pursuant to the terms hereof shall be adequate or sufficient for any particular purpose.

     7.03 Waiver of Subrogation. Whenever (a) any loss, cost, damage or
          ---------------------
expense resulting from fire, explosion or any other casualty or occurrence is incurred by either of the parties to this Lease in connection with the Premises or the Project, and (b) such party is then covered (or is required under this Lease to be covered) in whole or in part by insurance with respect to such loss, cost, damage or expense, then the party so insured hereby releases the other party from any liability it may have on account of such loss, cost, damage or expense to the extent of any amount recovered by reason of such insurance, and waives any right of subrogation which might otherwise exist on account thereof, provided that such release of liability and waiver of the right to subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof (provided, that in the case of increased cost, the other party shall have the right, within thirty (30) days following written notice, to pay such increased costs, thereupon keeping such release and waiver in full force and effect). Landlord and Tenant shall use their respective best efforts to obtain such a release and waiver of subrogation from their respective insurance carriers and shall obtain any special endorsements, if required by their insurer, to evidence compliance with the aforementioned waiver. The failure by Tenant to carry property insurance required to be carried by Tenant hereunder shall be a defense against any claim by Tenant against Landlord for property damage caused by Tenant.

     7.04 Indemnity. Tenant hereby indemnifies and holds Landlord harmless
          ---------
from and against any and all claims arising from Tenant's use of the Premises, for the conduct of its business or from any activity, work or other thing done, permitted or suffered by Tenant on or about the Project and shall further indemnify and hold harmless Landlord from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or omission of, or due to the negligence of, the Tenant, or any officer, agent, employee, guest or invitee of Tenant, and from and against all costs, attorney's fees, expenses and liabilities incurred in or related to any such claim or any action or proceeding brought thereon. Landlord shall indemnify and hold Tenant harmless from and against any and all claims arising out of (i) breach or default by Landlord with respect to any of its obligations under this Lease,
(ii) negligent act of Landlord or any of its agents, employees, contractors or officers within the Premises, and (iii) Landlord's gross negligence or willful misconduct.

                                   ARTICLE 8

     8.01  Casualty. If the Premises or Project, or any portion of either,
           --------
shall be damaged by fire or other casualty covered by the insurance carried by Landlord hereunder and the cost of repairing such damage shall not be greater than ten percent (10%) of the then full replacement cost thereof, then, subject to the following provisions of this Article, Landlord shall repair the Premises and/or Project. If the Premises or Project shall be damaged (a) by fire or other casualty not covered by insurance carried by Landlord hereunder, (b) by fire or other casualty covered by insurance carried by Landlord hereunder and Landlord's mortgagee requires that such insurance proceeds be used to retire the mortgage debt, (c) to an extent greater than ten percent (10%) of the then full replacement cost thereof, or (d) during the last twelve (12) months of the Term or any renewal term hereof, then Landlord shall have the option (i) to repair or reconstruct the portion of the damaged Premises or Project covered by Landlord's insurance, or (ii) to terminate this Lease by so notifying Tenant within sixty
(60) days after the date of such fire or other casualty, such termination to be effective as of the date of such fire or other casualty. The Rent required to be paid hereunder shall be abated in proportion to the portion of the Premises, if any, which is rendered untenantable by fire or other casualty hereunder until repairs of the Premises are completed, or if the Premises are not repaired, until the Expiration Date hereunder. Other than such rental abatement, no damages, compensation or claims shall be payable by Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property, or any inconvenience, loss of business or profit, or annoyance arising from any such repair and reconstruction. If the damage results from the fault or negligence of Tenant, its agents, employees, licensees or invitees, Tenant shall not be entitled to any abatement or reduction of any Rent or other sums due hereunder, and such damage shall be repaired by Tenant, or at Landlord's option by Landlord, at Tenant's expense. If this Lease is terminated as provided in (ii) above, all Rent shall be apportioned and paid up to the date of such termination. Landlord shall not be required to repair or replace any furniture, furnishings, or other personal property that Tenant may be entitled to remove from the Premises or any property constructed and installed by or for Tenant pursuant to Section 6.01 hereof or any installations in excess of Building Standard.

                                   ARTICLE 9

     9.01  Condemnation. If more than twenty percent (20%) of the Premises
           ------------
should be taken for any public or quasi-public use, by right of eminent domain or otherwise, or should be sold in lieu of condemnation, then either party hereof shall have the right, at its option, to terminate this Lease as of the date when physical possession of the Premises is taken by the condemning authority. If twenty percent (20%) or less of the Premises is so taken or sold or if this Lease is not terminated upon any taking or sale of greater than twenty percent (20%) of the Premises, the Rent payable hereunder shall be abated in proportion to the portion of the Premises which is rendered untenantable by such condemnation, and Landlord shall, to the extent Landlord deems feasible, restore the Premises to substantially its former condition, but Landlord shall not in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation for such taking. If any part of the Project other than the Premises may be so taken or sold, Landlord shall have the right at its option to terminate this Lease as of the date when physical possession of such part of the Project is taken by the condemning authority. All amounts awarded upon taking of any part or all of the Project or the Premises shall belong to Landlord and Tenant shall not be entitled to, and expressly assigns all claims, rights and interests to, any such compensation to Landlord.

                                  ARTICLE 10

     10.01 Entry. Landlord, its agents, employees and representatives, shall
           -----
have the right to enter the Premises at any time upon reasonable notice to Tenant under the circumstances (which notice may be oral and not in compliance with Section 15.08 hereof, but no notice shall be required in the case of routine maintenance or an emergency) to show the Premises to prospective Tenants or purchasers or for any purpose that Landlord may reasonably deem necessary for the operation and maintenance of the Project. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files. Landlord shall have the right to use any and all means which Landlord may deem proper to open the doors in, upon and about the Premises in an emergency in order to obtain entry to the Premises without liability to Tenant, except for any failure to exercise due care for Tenant's property.

                                  ARTICLE 11

     11.01 Subordination. Tenant accepts this Lease subject and subordinate
           -------------
to any mortgage, deed of trust or other lien presently existing or hereafter placed upon the Premises or the real property upon which the Premises are located, and to any renewals and extensions thereof; provided, however, within one hundred twenty (120) days after the effective date of this Lease, Landlord shall obtain and deliver to Tenant the written agreement (the "Non-Disturbance
                                                               ---------------
Agreement") of the existing mortgagee of the Project (on the form issued by such
---------
mortgagee) stating that Tenant's occupancy of the Premises and its rights hereunder shall not be disturbed so long as Tenant is not in default hereunder; further provided, however, that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this Lease. Notwithstanding that this Lease may be (or made to be) superior to such mortgage, deed of trust or other lien, the provisions of such mortgage, deed of trust or other lien relative to the rights of the mortgagee with respect to proceeds arising from an eminent domain taking (including a voluntary conveyance by Landlord) and/or arising from insurance payable by reason of damage to or destruction of the Premises shall be prior and superior to any contrary provisions contained herein with respect to the payment or usage thereof. Tenant agrees upon demand to execute such further instruments subordinating this Lease as Landlord may request, provided such subordination agreements shall expressly provide that Tenants occupancy of the Premises and its rights hereunder shall not be disturbed so long as Tenant performs all of its covenants and obligations hereunder. In the event that the Non-Disturbance Agreement is not delivered to Tenant within one hundred twenty (120) days after the effective date of this Lease, Tenant may terminate this Lease by written notice to Landlord, in which event the Construction Fee shall be refunded to Tenant.

     11.02 Attornment. If any ground or similar such lease, mortgage, deed
           ----------
of trust or security agreement is enforced by the ground lessor, the mortgagee, the trustee, or the secured party, Tenant shall, upon request, attorn to the Lessor under such lease or the mortgagee or purchaser at such foreclosure sale, or any person or party succeeding to the interest of Landlord as a result of such enforcement, as the case may be, and execute instrument(s) confirming such attornment. In the event of such enforcement and upon Tenant's attornment as aforesaid, Tenant will automatically become the tenant of the successor to Landlord's interest without change in the terms or provisions of this Lease; provided, however, that such successor to Landlord's interest shall not be bound by (a) any payment of Rent for more than one month in advance (except prepayments for security deposits, if any), or (b) any amendments or modifications of this Lease made without the prior written consent of such Lessor or mortgagee.

     11.03  Quiet Enjoyment. Tenant, on paying the Rent and keeping and
            ---------------
performing the conditions and covenants herein contained, shall and may peaceably and quietly enjoy the Premises for the Term, subject to the aforesaid underlying leases, mortgages, deeds of trust and security agreements, all applicable laws and other governmental and legal requirements, applicable insurance requirements and regulations, and the provisions of this Lease. It is understood and agreed that this covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during its and their respective ownership of the Landlord's interest hereunder.

                                  ARTICLE 12

     12.01  Assignment and Subletting. Tenant shall not, voluntarily, by
            -------------------------
operation of law, or otherwise, assign, transfer, mortgage, pledge, or encumber this Lease or sublease the Premises or any part thereof, or suffer any person other than Tenant, its employees, agents, servants and invitees to occupy or use the Premises or any portion thereof, without the express prior written consent of Landlord. Any attempt to do any of the foregoing without such written consent shall be null and void and of no effect, and shall further constitute a Default under this Lease. Notwithstanding the foregoing, Landlord shall not unreasonably withhold its consent to a proposed assignment or sublease so long as (i) the proposed assignee or sublessee satisfies Landlords customary financial requirements for prospective tenants of the Building and (ii) the proposed use of such tenant or sublessee would not, in Landlord's reasonable judgment, be detrimental to the Building or other tenants therein. If Tenant so requests Landlord's consent, said request shall be in writing specifying the duration of said desired sublease or assignment, the date same is to occur, the exact location of the space affected thereby and the proposed rentals on a square foot basis chargeable thereunder, and shall be submitted to Landlord at least fifteen
(15) days in advance of the date on which Tenant desires to make such assignment or sublease or allow such occupancy or use. Upon such request Landlord may, based on the standards described above, either (a) grant such consent subject to Landlord's approval of the assignee, transferee, subtenant, or mortgagee, or
(b)not grant such consent. In no event may Tenant assign this Lease or sublease the Premises or any portion thereof to any party whose operations in the Project would not be in keeping with, or would detract from, the operations of other tenants in the Project or whose use of the Premises would be inconsistent with the use described in Section 1.14 hereof. Tenant shall promptly reimburse Landlord for all reasonable expenses incurred by Landlord in connection with any such proposed assignment or sublease, whether or not Landlord consents to such action.

     12.02  Continued Liability. Except as provided hereinafter, Tenant
            -------------------
shall, despite any permitted assignment or sublease, remain directly and primarily liable for the performance of all of the covenants, duties, and obligations of Tenant hereunder, and Landlord shall be permitted to enforce the provisions of this Lease against Tenant or any assignee or sublessee without demand upon or proceeding in any way against any other person.

     12.03  Consent. Consent by Landlord to a particular assignment or
            -------
sublease shall not be deemed a consent to any other or subsequent transaction. If this Lease is assigned or if the Premises are subleased without the permission of Landlord, then Landlord may nevertheless collect Rent from the assignee or sublessee and apply the rent amount collected to the Rent payable hereunder, but no such transaction or collection of Rent or application thereof by Landlord shall be deemed a waiver of any provision hereof or a release of Tenant from the performance of the obligations of the Tenant hereunder.

     12.04  Proceeds. To the extent monthly cash or other proceeds of any
            --------
assignment, sale or sublease of Tenant's interest in this Lease, whether consented to by Landlord or not, exceed the monthly Rent called for hereunder (the "Excess Proceeds"), the first $5,277.85 of such monthly Excess Proceeds shall be paid to Tenant, and any additional Excess Proceeds over and above such amount shall be shared equally by Tenant and Landlord.

                                  ARTICLE 13

     13.01  Default. Each of the following shall constitute a default by Tenant
            -------
(hereinafter referred to as a "Default"):
                               -------
     (a) The failure of Tenant to pay when due the Rent or any part thereof or any other sum of money payable hereunder, and the continuance of such failure for a period of ten (10) days after written notice thereof has been given by Landlord to Tenant; provided, however, Landlord shall not be required to give such written notice, and Tenant shall not be entitled to same more than two (2) times during any calendar year, and any such subsequent failure shall be a Default upon the occurrence thereof without any notice whatsoever to Tenant;

     (b) Tenant or any Guarantor takes any action to, or notifies Landlord that Tenant or Guarantor intends to, file a petition under any section or chapter of the United States Bankruptcy Code, as amended from time to time, or under any similar law or statute of the United States or any state thereof; or a petition shall be filed against Tenant under any such statute or Tenant or any Guarantor notifies Landlord that it knows such a petition will be filed; or the appointment of a receiver or trustee to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease;

     (c) The failure of Tenant to fulfill or perform, in whole or in part, any of its obligations under this Lease (other than the payment of Rent) and such failure or nonperformance shall continue for a period of thirty (30) days after written notice thereof has been given by Landlord to Tenant; provided, however, Landlord shall not be required to give such thirty (30) day notice with respect to any particular failure or default by Tenant, and Tenant shall not be entitled to same, more than two (2) times during any calendar year, and any such subsequent failure by Tenant to perform such obligation shall be a Default upon the occurrence thereof without any notice whatsoever to Tenant;

     (d) Tenant shall have assigned or sublet the Premises without the prior written consent of Landlord; or

     (e) Tenant shall fail to move into or take possession of the Premises within fifteen (15) days after the Commencement Date (except as otherwise provided in Section 1.07 hereof).

     13.02  Rights upon Default.
            -------------------
     (a) If a Default by Tenant shall have occurred, Landlord shall have the right, at its election, then or at any time thereafter to pursue any one
     (1) or more of the following remedies without any demand or notice whatsoever, in addition to all other rights or remedies provided herein or at law or in equity, it being understood that all of such remedies shall be cumulative:

          (i) Landlord may elect to terminate this Lease and Tenant's right to the Premises or, without terminating this Lease, forthwith terminate Tenant's right to possession of the Premises. Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of this Lease, Lessee shall surrender possession and vacate the Premises and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises with or without process of law in the event of any such termination of lease or right to possession, and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or be within the Premises or any part thereof and to remove any and all property therefrom using such force as may be necessary without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, without being liable for prosecution or any claim for damages therefor hereunder without relinquishing Landlord's rights to rent or any other right given to Landlord hereunder or by operation of law.

          (ii) If Tenant voluntarily abandons the Premises or otherwise entitles Landlord to elect to terminate Tenant's right to possession only without terminating this Lease, and Landlord does so elect, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy and take and hold possession thereof as described in subparagraph (i) of this Section 13.02, without such entry and possession terminating this Lease or releasing Tenant, in whole or in part, from Tenant's obligation to pay the Rent hereunder for the full Term. Upon and after entry into possession without termination of this Lease, subject to Landlord's right to first rent other vacant areas in the Building and/or the Project, Landlord may elect to relet the Premises or any part thereof to any person, firm or corporation other than Tenant for such rent, for such time and upon such terms as Landlord in Landlord's sole discretion shall deem advisable and receive the rent therefor. Any proceeds from any such reletting of the Premises by Landlord shall first be applied against the cost and expenses of reletting the Premises including, but not limited to, all brokerage, advertising, legal, alteration and other expenses incurred to secure a new tenant for the Premises. If the consideration collected by Landlord upon any such reletting, after payment of the expenses of reletting the Premises, is not sufficient to pay monthly the full amount of the rent reserved in this Lease, Tenant shall pay to Landlord the amount of each monthly deficiency as it becomes due upon demand. If the consideration collected by Landlord upon any such reletting for Tenant's account is, after payment of the expenses of reletting the Premises, greater than the amount necessary to pay the full amount of the rent reserved in this Lease, the full amount of such excess shall be retained by Landlord and in no event payable to Tenant.

          (iii) Should Landlord decide to terminate this Lease, Landlord, at its sole option, shall be entitled to recover from Tenant, in lieu of any amounts due under subparagraph (ii) only of this Section 13.02, and Tenant shall pay to Landlord, on demand, as and for liquidated and agreed final damages, a sum equal to the amount of Landlord's reasonable estimate of the aggregate amount of Rent for the period from the date of such termination through the termination date set forth herein, increased annually for CPI as set forth herein, and including but not limited to, Actual Operating Expense Increase and other amounts payable as rent hereunder, reduced by the then reasonable rental value of the Premises discounted to present value at a rate equal to the rate of interest which is allowable by law in the State of Texas, when the parties to a contract have not agreed on any particular rate of interest or, in the absence of such law, at the rate of six percent (6%) per annum. If, before presentation of proof of such liquidated damages to any court, commission or tribunal, the Premises, or any part thereof, shall have been relet by Landlord to an unrelated third party, for such period, or any part thereof, the amount of rent payable upon such reletting shall be deemed to be the reasonable rental value for the part or the whole of the Premises relet during the term of the reletting.

          (iv) Landlord may enter upon the Premises by force if necessary, without being liable for prosecution or any claim for damages thereon, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, such amounts to constitute additional rent payable hereunder, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from any such action.

          (v) Notwithstanding anything in this Lease to the contrary, any and all remedies set forth in this Lease (A) shall be in addition to any and all other remedies Landlord may have at law or in equity and (B) shall be cumulative. The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition. The acceptance of rent hereunder shall not be construed to be a waiver of any breach by Tenant of any term, covenant or condition of this Lease. The acceptance by Landlord at any time or from time to time of rent in an amount less than that to which Landlord is entitled hereunder shall not be construed as a waiver of Landlord's right to demand the full amount nor a release of Tenant's liability for the full amount of rent payable hereunder.

          (vi) No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Tenant. Notwithstanding any such reletting or entry or taking possession, Landlord may at any time thereafter elect to terminate this Lease for a previous Default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Lessor hereunder or of any damages accruing to lessor by reason of the violation by Tenant of any of the terms, provisions and covenants herein contained. Landlord's acceptance of rent following Tenant's Default hereunder shall not be construed as Landlord's waiver of such Default. No waiver by Landlord of any failure, violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other failure, violation or default. The loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following possession. Should Landlord at any time terminate this Lease for any event of default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such Default, including the cost of recovering the Premises and the loss of rental for the remainder of the Term.


          (b) Without limiting or waiving any rights of Landlord as set forth in 13.02 (a) above, if there exists a Default under 13.01 above, Landlord may, without judicial process, prevent Tenant from entering the Premises by changing the door locks. If Landlord changes the door locks, Landlord shall place a written notice, on the front door of the Premises, stating the name and address or telephone number of an individual or company from which a new key may be obtained by Tenant; provided, however, that (i) the new key needs to be provided only during tenant's regular business hours, and (ii) Landlord may condition delivery of the new key upon Tenant's payment of all rent then due. Costs and expenses incurred by Landlord in exercise of its right pursuant to this subsection (b) shall be deemed to be damages and/or costs recoverable by Landlord pursuant to 13.02 (a) above.

     13.03  Costs. If a Default by Tenant occurs, then Tenant shall reimburse
            -----
Landlord on dem and for all costs reasonably incurred by Landlord in connection therewith including, but not limited to, reasonable attorney's fees and court costs.

     13.04  Non-Waiver. The failure of Landlord to seek redress for violation
            ----------
of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not prevent a subsequent act or omission that would have originally constituted a violation of this Lease from having all the force and effect of an original violation. The receipt by Landlord of Rent with or without knowledge of the breach of any provision of this Lease shall not be deemed a waiver of such breach, shall not reinstate this Lease or Tenant's right of possession if either or both have been terminated, and shall not otherwise affect any notice, election, action, or suit by Landlord. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord. No act or thing done by Landlord during the Term shall be deemed on acceptance of a surrender of the Premises and no agreement to accept such surrender shall be valid, unless express and in writing signed by Landlord.

                                  ARTICLE 14

     14.01 Organization and Power (Corporation). This Section is applicable
           ------------------------------------
if Tenant is a corporation. Tenant represents and warrants to Landlord that Tenant (a) is a corporation duly organized, validly existing under the laws of the state of its incorporation and in good standing under the laws of the state of its incorporation and the laws of the State of Texas, (b) has paid all franchise and other taxes, if any, required to maintain the corporate existence of Tenant, and (c) is not the subject of voluntary or involuntary proceedings for the forfeiture of the Certificate of Incorporation of Tenant for its dissolution.

     14.02 Organization and Power (Partnership or Joint Venture). This
           -----------------------------------------------------
section is applicable if Tenant is a partnership or joint venture. Tenant is duly organized and validly existing under applicable state laws, and this Lease is within Tenant's powers, has been duly authorized by all requisite action and is not in contravention of law or the powers of Tenant's partnership or joint venture agreement, as the case may be.





                                  ARTICLE 15

     15.01 Amendment. Any agreement hereafter made between Landlord and
           ---------
Tenant shall be ineffective to modify, release, or otherwise affect this Lease, in whole or in part, unless such agreement is in writing and signed by the party to be bound thereby.

     15.02 Severability. If any term or provision of this Lease shall, to any
           ------------
extent, be held invalid or unenforceable by a final judgment of a court of competent jurisdiction, the remainder of this Lease shall not be affected thereby.

     15.03 Estoppel Letters. Tenant shall execute and acknowledge a
           ----------------
certificate containing such information as may be reasonably requested for the benefit of Landlord, any prospective purchaser or any current or prospective mortgagee of all or any portion of the Project within ten (10) days of receipt of same (so long as such information is accurate). In the event Tenant fails to deliver such certificate to Landlord, Tenant irrevocably appoints Landlord as Tenant's attorney-in-fact to execute same. Furthermore, within fifteen (15) days after Landlord's request, Tenant shall furnish to Landlord the most recent audited financial statement of Tenant (including any notes thereto), or if no such audited statements have been prepared, such other financial statements (and notes thereto) as may have been prepared by an independent certified public accountant or officer of Tenant. Landlord will not disclose any aspect of such financial statements that Tenant designates to Landlord as confidential, except
(a) to Landlord's lender or prospective purchasers of the Project, (b) in litigation between Landlord and Tenant, and (c) as may be required by court order or other judicial process.

     15.04 Landlord's Liability and Authority. All obligations of Landlord
           ----------------------------------
under this Lease are, and shall hereafter be deemed and construed as, covenants (and not conditions to Tenant's performance hereunder). The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Project, it being intended that Landlord, its officers, directors, partners, joint venturers, and/or employees shall not be personally liable for any judgment or deficiency. It is the intention of the parties hereto that the obligations of Tenant hereunder shall be separate and independent covenants and agreements, that the Base Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events and that the obligations of Tenant hereunder shall continue unaffected, unless the requirement to pay or perform the same shall have been abated, terminated or modified pursuant to an express provision of this Lease.

     15.05 Holdover. If Tenant shall remain in possession of the Premises
           --------
after the Expiration Date or earlier termination of this Lease, then Tenant shall be deemed a tenant-at-will whose tenancy is terminable at any time. In such event, Tenant shall pay Rent at one hundred fifty percent (150%) of the greater of (a) the Rent or (b) the fair market rental rate for the Premises on the date of such termination or expiration, but otherwise shall be subject to all of the obligations of Tenant under this Lease. Additionally, Tenant shall pay to Landlord all damages sustained by Landlord on account of such holding over by Tenant.

     15.06 Surrender. Upon the expiration or earlier termination of the
           ---------
Term, Tenant shall peaceably quit and surrender the Premises in good order and condition, excepting ordinary wear and tear, but subject to Sections 6.01 and
6.02 hereof. All obligations of Tenant for the period of time prior to the expiration or earlier termination of the Term shall survive such expiration or termination.

     15.07 Parties and Successors. Subject to the limitations and conditions
           ----------------------
set forth elsewhere herein, this Lease shall bind and inure to the benefit of the respective heirs, legal representatives, successors, and permitted assigns and/or sublessees of the parties hereto. The term "Landlord", as used in this Lease, so far as the performance of any covenants or obligations on the part of Landlord under this Lease are concerned, shall mean only the owner of the Project at the time in question, so that in the event of any transfer of title to the Project, the party by whom any such transfer is made shall be relieved of all liability and obligations of the Landlord arising under this Lease from and after the date of such transfer, so long as the new owner of the Project assumes the obligations of Landlord under this Lease that arise from and after the date of such transfer.

     15.08 Notice. Except as otherwise provided herein, any statement,
           ------
notice, or other communication that Landlord or Tenant may desire or be required to give to the other shall be deemed sufficiently given or rendered if hand delivered, or if sent by registered or certified mail, return receipt requested, addressed at the address(Es) set forth in Section 1.16 hereof, or at such other address(es) as the other party shall designate from time to time by prior written notice, and such notice shall be effective when the same is received or mailed as herein provided. Manager shall be a co-addressee with Landlord on all notices given to Landlord by Tenant hereunder.

     15.09 Rules and Regulations. Tenant, its servants, employees, agents,
           ---------------------
visitors, invitees, and licensees, shall observe faithfully and comply strictly with the Rules and Regulations set forth in Exhibit B attached hereto and made a
                                            ---------
part hereof for all purposes, and shall abide by and conform to such further rules and regulations as Landlord may from time to time reasonably make, amend or adopt, after Tenant receives a copy thereof.

     15.10 Captions. The captions in this Lease are inserted only as a
           --------
matter of convenience and for reference and they in no way define, limit, or describe the scope of this Lease or the intent or any provision hereof.

     15.11 Number and Gender. All genders used in this Lease shall include
           -----------------
the other genders, the singular shall include the plural, and the plural shall include the singular, whenever and as often as may be appropriate.

     15.12 Governing Law. This Lease shall be governed by and construed in
           -------------
accordance with the laws of the State of Texas.

     15.13 Inability to Perform. Notwithstanding Section 15.17 hereof,
           --------------------
whenever a period of time is herein prescribed for the taking of any action by any party hereto (but excluding Tenant's obligations to pay any Rent when due hereunder), such party shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of such party, and such nonperformance or delay in performance by such party shall not constitute a breach or default by such party under this Lease nor give rise to any claim against such party for damages or constitute a total or partial eviction, constructive or otherwise.

     15.14 Broker. Tenant represents and warrants that Tenant has dealt
           ------
with, and only with Tenant's Broker named in Section 1.16 hereof as broker in connection with this Lease and that, insofar as Tenant knows, no other broker negotiated this Lease or is entitled to any commission in connection herewith. Tenant shall indemnify, defend and hold Landlord harmless from and against all claims (and costs of defending against and investigating such claims) of any broker or similar parties claiming under Tenant in connection with this Lease.

     15.15 Memorandum of Lease. Tenant shall not record this Lease or a
           -------------------
memorandum or other instrument with respect to this Lease.

     15.16 Entire Agreement. This Lease, including all Exhibits attached
           ----------------
hereto (which Exhibits are hereby incorporated herein and shall constitute a portion hereof), contains the entire agreement between Landlord and Tenant with respect to the subject matter hereof. Tenant hereby acknowledges and agrees that neither Landlord nor Landlord's agents or representatives have made any representations, warranties, or promises with respect to the Project, the Premises, Landlord's services, or any other matter or thing except as herein expressly set forth, and no rights, easements, or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in this Lease. The taking of possession of the Premises by Tenant shall be conclusive evidence, as against Tenant, that Tenant accepts the Premises and the Project, and that same were in good and satisfactory condition at the time such possession was so taken. Further, the terms and provisions of this Lease shall not be construed against or in favor of a party hereto merely because such party is the "Landlord" or the "Tenant" hereunder or such party or its counsel is the draftsman of this Lease.

     15.17 Time of Essence. Time is of the essence of this Lease and each and
           ---------------
all of its provisions in which performance is a factor.

     15.18 Parking. Tenant shall have the right to use the parking facilities of
           -------
the Building, subject to the rules and regulations of Landlord for such parking facilities, all as more particularly set forth on Exhibit C attached hereto and made a part hereof for all purposes.

     15.19 Tenant Taxes. Tenant shall pay, or cause to be paid, before
           ------------
delinquency, any and all taxes levied or assessed and which become payable during the Term upon all of Tenant's equipment, furniture, fixtures and personal property located in the Premises, except that which has been paid for by Landlord and is the standard of the Building. If the assessed value of the Project is increased by inclusion of personal property, furniture, fixtures or equipment placed by Tenant in the Premises and Landlord elects to pay such taxes, charges and other assessments based on such increase, Tenant shall pay Landlord upon demand that part of the taxes, charges and other assessments for which Tenant is primarily liable hereunder.

     15.20 Attorney's Fees. In the event either party to this Lease commences
           ---------------
legal action of any kind to enforce the terms and conditions of this Lease, the prevailing party in such litigation shall be entitled to collect from the other party all reasonable costs, expenses and attorney's fees incurred in connection with such action.

     15.21 Landlord Alterations or Modifications. Notwithstanding anything
           -------------------------------------
herein to the contrary, Landlord expressly reserves the right in its sole discretion to temporarily or permanently change the location of, close, block or otherwise alter any entrances, corridors skywalks, tunnels, doorways, or walkways leading to or providing access to the Building or any part thereof or otherwise restrict the use of same provided such acts do not unreasonably impair Tenant's access to the Premises. Landlord shall not incur any liability whatsoever to Tenant as a consequence thereof and such acts shall not be deemed to be a breach of any of Landlord's obligations hereunder.

     15.22 Name Change. Landlord and Tenant covenant and agree that Landlord
           -----------
hereby reserves and shall have the right at any time and from time to time to change the name of the Building as Landlord may deem advisable, and Landlord shall not incur any liability whatsoever to Tenant as a consequence thereof.

     15.23 Publication. Tenant hereby agrees that Landlord shall have the
           -----------
right, but not the obligation, at no cost to Tenant, to publicize and/or advertise the execution of this Lease and the related transaction.

     15.24 Waiver of Consumer Rights. Tenant hereby waives its rights under
           -------------------------
the Deceptive Trade Practices - Consumer Protection Act, Section 17.41 et seq.,
                                                                       -- ---
Business & Commerce Code, a law that gives consumers special rights and protections. After consultation with an attorney/legal counsel of its own selection, Tenant voluntarily consents to the waiver. Tenant covenants, represents and warrants that such attorney/legal counsel was not directly or indirectly identified, suggested, or selected by Landlord or an agent of Landlord.

     EXECUTED effective as of the date hereinabove first set forth.

                                LANDLORD:
                                --------
                                LAKE AUSTIN COMMONS, LTD., a Texas
                                                limited partnership

                                By: Sage Land Company, Inc., its General Partner

                                By:/s/ WM. BURROW
                                   -----------------------------------------
                                Name:  Wm. Burrow
                                     ---------------------------------------
                                Title: President
                                      --------------------------------------

                                TENANT:
                                ------
                                Clinicor, Inc.

                                By:/s/ SUSAN M. GEORGEN-SAAD
                                   -----------------------------------------
                                Name:  Susan M. Georgen-Saad
                                     ---------------------------------------
                                Title: Vice President, CFO
                                      --------------------------------------

                                  EXHIBIT "A"

                                  FLOOR PLANS
                                  -----------

                      HARTLAND PLAZA - FOURTH FLOOR PLAN

                           [FLOOR PLAN APPEARS HERE]

                                 EXHIBIT "A-1"

                               LEGAL DESCRIPTION
                               -----------------


        Lots 1 and 2, Lake Austin Commons PUD, according to Map or Plat of Record in Plat Book 83, Page 58C of the Plat Records of Travis County, Texas.

                                  EXHIBIT "B"

                    LEASE DATED  October 23, 1996  BETWEEN

                           LAKE AUSTIN COMMONS, LTD.

                                  as LANDLORD

                                      and

                                Clinicor, Inc.

                                   as TENANT


                             RULES AND REGULATIONS
                             ---------------------

      1. Landlord shall have the right to prescribe the weight, position and manner of installation of safes or other heavy equipment which shall, if considered necessary by Landlord, be installed in a manner which shall insure satisfactory weight distribution. The time, routing and manner of moving safes or other heavy equipment shall be subject to prior approval by Landlord.

      2. Tenant, or the employees, agents, servants, visitors or licensees of Tenant shall not at any time, place, leave or discard any rubbish, paper, articles or objects of any kind whatsoever outside the doors of the Leased Premises or the Project. No animals or birds shall be brought or kept in or about the Leased Premises or the Project.

      3. Canvassing, soliciting or peddling in and around the Leased Premises or the Project is prohibited and Tenant shall cooperate to prevent same.

      4. Landlord shall have the right to exclude any person from the Leased Premises or the Project other than during customary business hours as set forth in the Leased Premises or the Lease, and any person in the Project will be subject to identification by employees and agents of Landlord. All persons in or entering the Leased Premises or the Project shall be required to comply with the security policies of the Project. If Tenant desires any additional security service for the Premises, Tenant shall have the right (with the prior written consent of Landlord) to obtain such additional service at Tenant's sole cost and expense. Tenant shall keep doors to unattended areas locked and shall otherwise exercise reasonable precautions to protect property from theft, loss or damage. Landlord shall not be responsible for the theft, loss or damage of any property or for any error with regard to the exclusion from or admission to the Project of any person. In case of invasion, mob, riot or public excitement, the Landlord reserves the right to prevent access to the Project during the continuance of same by closing the doors or taking other measures for the safety of the Tenants and protection of the Project and property or persons therein.

      5. Only workmen employed, designated or approved by Landlord may be employed for repairs, installations, alterations, painting, material moving and other similar work that may be done in or on the Premises.

      6. Tenant shall not do any cooking (except with a microwave oven) or conduct any restaurant, luncheonette, or cafeteria for the sale or service of food or beverages to its employees or to others, or permit the delivery of any food or beverage to the Premises (except for coke or snack machines), except by such persons delivering the same as shall be approved by Landlord and only under regulations filed by Landlord. Tenant may, however, operate a coffee bar and allow the use of a microwave oven for its employees.

      7. Tenant shall not bring or permit to be brought or kept in or on the Premises or Project any flammable, combustible, corrosive, caustic, poisonous or explosive substance, or cause or permit any odors to permeate in or emanate from the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of light, radiation, magnetism, noise, odors and/or vibrations, or interfere in any way with other tenants of those having business in the Project.

      8. Tenant shall not mark, paint, drill into or in way deface any part of the Project or the Premises. Tenant shall not install any resilient tile or similar floor covering in the Premises except with the prior approval of Landlord. The use of cement or other similar adhesive material is expressly prohibited.

      9. No additional locks or bolts of any kind shall be place on any door in the Project or the Premises and no lock on any door therein shall be changed or altered in any respect. Landlord shall furnish two keys for each lock on exterior doors to the Premises and shall, on Tenant's request and at Tenant's expense, provide additional duplicate keys. All keys shall be returned to Landlord upon the termination of this Lease and Tenant shall give to Landlord the explanations of the combinations of all safes, vaults and combination locks remaining with the Premises. Landlord may at all times keep a pass key to the Premises. All entrance doors to the Premises shall be left closed at all times and left locked when the Premises are not in use. Tenant shall not be obligated to provide Landlord with a key to Tenant's Drug Room in the Premises.

     10. Tenant shall give immediate notice to Landlord in case of theft, unauthorized solicitation or accident in the Premises or in the Project or of defects therein or in any fixtures or equipment or of any known emergency in the Project.

     11. Tenant shall not allow the Premises to be used for photographic multilith or multigraph reproductions, except in connection with its own business and not as a service for others without Landlord's prior written consent.

     12. Tenant shall not advertise for laborers giving the Premises as an address, nor pay such laborers at a location in the Premises.

     13. The requirements of Tenant will be attended to only upon application at the office of Landlord in the Building or at such other address as may be designated by Landlord in the Lease. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from the office of Landlord.

     14. Tenants shall not place a load upon any floor of the Premises that exceeds the load per square foot that such floor was designed to carry and that is allowed by law. Business machines and mechanical and electrical equipment belonging to Tenant that cause noise, vibration electrical or magnetic interference, or any other nuisance that may be transmitted to the structure or other portions of the Project or to the Premises to such a degree as to be objectionable to Landlord or that interfere with the use or enjoyment by other tenants of their premises or the public portions of the Project shall be placed and maintained by Tenant, at Tenant's expense, in settings of cork, rubber, spring type, or other vibration eliminators sufficient to eliminate noise or vibration.

     15. Except with the prior written consent of Landlord, awnings, draperies, shutters or other interior or exterior window coverings that are visible from the exterior of the Building or from the exterior of the Premises within the Building may be installed by Tenant.

     16. Tenant shall not place, install or operate within the Premises or any other part of the Project any engine, stove, or machinery, or conduct mechanical operations therein, without the written consent of Landlord.

     17. No portion of the Premises or any other part of the Project shall at any time be used or occupied as sleeping or lodging quarters.

     18. For purposes of the Lease, holidays shall be deemed to mean and include, without limitation, the following: (a) New Year's Day; (b) Good Friday;
(c) Memorial Day; (d) Independence Day; (e) Labor Day; (f) Thanksgiving Day; (g) the Friday following Thanksgiving Day; (h) Christmas Day; and (i) any other holiday generally recognized by buildings of similar size, location and quality.

     19. Tenant shall at all times keep any portions of the Premises that are visible from public areas neat and orderly.

     20. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who or whose employees or invitees shall have caused it.

     21. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Project.

     22. Landlord reserves the right, without the approval of Tenant, to rescind, add to and amend any rules or regulations, to add new rules or regulations, and to waive any rules or regulations with respect to any tenant or tenants, but only so long as such new rules or amendments to rules do not materially affect Tenant's use and enjoyment of the Premises for the Permitted Use.

                                   EXHIBIT C

                                      TO

                     LEASE DATED October 23, 1996 BETWEEN

                           LAKE AUSTIN COMMONS, LTD.

                                  as LANDLORD

                                      and

                                Clinicor, Inc.

                                   as TENANT

                                    PARKING
                                    -------


     (a) At all times during the term of this Lease (as same may be extended), Landlord agrees to lease to Tenant and Tenant agrees to lease from Landlord (i) seventeen (17) parking spaces in the uncovered parking lot (the "West Lot") located immediately to the west of the Building, (ii) sixteen (16)
 --------
parking spaces in the uncovered parking lot (the "South Lot") located across
                                                  ---------
Fifth Street from the Building, and (ii) Seventeen (17) parking spaces in the structured parking facility (the "Structured Facility") located appurtenant to
                                  -------------------
the Building. Five of the spaces in the Structured Facility shall be marked as reserved for Tenant near the elevator located on level G3 of the Structured Facility; provided however, if more than forty percent (40%) of the parking spaces in the Structured Facility are reserved for tenants of the Building, then a like percentage of Tenant's spaces in the Structured Facility shall be designated as reserved. Unless otherwise provided in this Exhibit, no specific spaces in the Outdoor Facility or the Structured Facility are to be assigned to Tenant. Landlord may designate the area within which each such vehicle may be parked, and may change such designations from time to time. Landlord may make, modify and enforce rules and regulations relating to the parking of automobiles, and Tenant will abide by such rules and regulations so long as such rules and regulations do not materially and adversely affect Tenant's use of such parking spaces. Landlord also reserves the right to increase the size of the Structured Facility or to construct a new building or structured parking facility on all or any part of the West Lot or the South Lot, provided that Tenant at all times remains entitled to parking spaces at the rates and quantities described above in the West Lot, the South Lot, the Structured Facility, the New Lot (as hereinafter defined) and/or any other available alternative lot.

     (b) Tenant covenants and agrees to pay to Landlord during the term of this Lease, as additional rent hereunder, the sum of $20.00 per month for each parking space in the Structured Facility and the sum of $0.00 per month for each parking space in the West Lot or the South Lot, such sums (collectively the "Basic Parking Charge") to be payable monthly in advance on the first day of
 --------------------
each and every calendar month during the term of this Lease, and a pro rata portion of such sums shall be payable for the first partial calendar month in the event the term of this Lease commences on a date other than the first day of a calendar month. Tenant's obligation to pay the Basic Parking Charge shall be considered an obligation to pay rent for all purposes hereunder, and any default in the payment of the Basic Parking Charge shall be deemed a default in the payment of rent hereunder.

     (c) Subject to obtaining the necessary permits and approvals of the
City of Austin, Landlord shall use its good faith efforts to construct a new parking lot (the "New Lot") on the site that is south and east of the South Lot
                  -------
within one (1) year after the date hereof. Upon the completion of the New Lot, Tenant may, at its option, lease up to eleven (11) parking spaces in the New Lot at the monthly rate of $20.00 per space. If a New Lot has not been completed by March 1, 1997, then Landlord shall lease to Tenant at the rate of $20.00 per space per month, until the completion of the New Lot, six (6) additional unreserved parking spaces in the South Lot.

     (d) Tenant agrees to furnish to Landlord the state automobile license numbers assigned to automobiles of Tenant and its employees within seven (7) days from its receipt of written notice from Landlord requesting such information. Landlord shall not be liable or responsible for any loss of or to any car or vehicle or equipment or other property therein or damage to property or personal injuries (fatal or nonfatal), except if caused by Landlord's gross negligence or willful misconduct.

     (e) In the event any of the above parking spaces are or become permanently unavailable at any time or from time to time throughout the Term, whether due to condemnation, casualty or any other cause beyond the reasonable control of Landlord, the Lease shall continue in full force and effect, it being expressly agreed and understood that Landlord's only duty shall be to make a good faith effort to provide substitute parking spaces for those spaces rendered unavailable in the New Lot, the West Lot, the South Lot, the Structured Facility and/or any other available alternative lot, provided, however, in the event that any of the above parking spaces become permanently unavailable and Landlord is unable to provide substitute parking spaces in the lots described above such that Tenant has at least forty-four (44) parking spaces at the rates described above, Tenant shall be entitled to terminate this Lease by delivering written notice to Landlord within ten (10) business days after the number of parking spaces available to Tenant falls below forty-four (44). In the event that Tenant so terminates this Lease, Landlord shall refund to Tenant an amount of the Construction Fee equal to (i) $5,227.85, times (ii) the number of months remaining in the initial Term of this Lease as of the date of termination. If Tenant does not terminate this Lease within such ten (10) business day period, Tenant shall have no further right to terminate this Lease pursuant to this Exhibit C.

                                   EXHIBIT D

                                      TO

                     LEASE DATED October 23, 1996 BETWEEN

                           LAKE AUSTIN COMMONS, LTD.

                                  as LANDLORD

                                      and

                                Clinicor, Inc.

                                   as TENANT

                         COMMENCEMENT DATE DECLARATION
                         -----------------------------


     With respect to that certain Office Lease Agreement (the "Lease") dated
                                                               -----
October 23, 1996, by and between LAKE AUSTIN COMMONS, LTD. ("Landlord") and
                                                             --------
Clinicor, Inc. ("Tenant"), covering approximately 15,180 square feet of the net
                 ------
rentable area on 4th floor of HARTLAND PLAZA (the "Building"), by their
                                                   --------
respective execution below, Landlord and Tenant each hereby stipulates and agrees that the Commencement Date (as defined in Section 1.06 of the Lease) occurred on _____________, 19__ . This declaration may be relied upon by any person having or acquiring an interest in the Lease or the Building, without notice to or consent of Landlord or Tenant.

                                LAKE AUSTIN COMMONS LTD., a Texas limited
                                        partnership

                                By: Sage Land Company, Inc., its General Partner

                                By:
                                   ------------------------------------
                                Name:
                                     ----------------------------------
                                Title:
                                      ---------------------------------
                                TENANT:
                                ------
                                Clinicor, Inc.

                                By:
                                   ------------------------------------
                                Name:
                                     ----------------------------------
                                Title:
                                      ---------------------------------

                                   EXHIBIT E

                                      TO

                     LEASE DATED October 23, 1996 BETWEEN

                           LAKE AUSTIN COMMONS, LTD.

                                  as LANDLORD

                                      and

                                Clinicor, Inc.

                                   as Tenant

                                  WORK LETTER
                                  -----------


1.      Completion Schedule.

        Within ten (10) days after the execution of the Lease, Landlord shall deliver to Tenant, for Tenant's review and approval, a schedule (the "Work
                                                                      ----
Schedule") setting forth a timetable for the planning and completion of the
--------
installation of the Tenant Improvements (as defined in Paragraph 2 below) to be constructed in the Premises. The Work Schedule shall set forth each of the various items of work to be done by or approval to be given by Landlord and Tenant in connection with the completion of the Tenant Improvements. The Work Schedule shall be submitted to Tenant for its approval and, upon approval by both Landlord and Tenant, such Work Schedule shall become the basis for completing the Tenant Improvements. If Tenant shall fail to approve the Work Schedule, as it may be modified after discussions between Landlord and Tenant, within five (5) business days after the date the Work Schedule is first received by Tenant, Landlord may, at its option, terminate the Lease and all of its obligations thereunder.

2.      Tenant Improvements.

        Reference herein to "Tenant Improvements" shall include all work to be done in the Premises pursuant to the Tenant Improvement Plans (defined in Paragraph 3 below), including, but not limited to, partitioning, doors, ceilings, floor coverings, wall finishes (including paint and all covering), electrical (including lighting, switching, telephones, outlets, etc.), plumbing, heating, ventilating and air conditioning, fire protection, cabinets, and other millwork.

3.      Tenant Improvement Plans.

        Immediately after the execution of the Lease, Tenant agrees to meet with Landlord's architect and/or space planner for the purpose of promptly preparing a space plan for the layout of the Premises. Based upon such space plan, Landlord's architect shall prepare final working drawings and specifications for the Tenant Improvements. Such final working drawings and specifications are referred to herein as the "Tenant Improvements Plans". The Tenant Improvement Plans must be consistent with Landlord's standard specifications (herein referred to as the "Standards" or "Building Standards") for tenant improvements for the Building as the same may be changed from time to time by Landlord. Landlord's approval of the Tenant Improvements Plans shall create or impose no liability or responsibility on Landlord for their completeness, design sufficiency or compliance with all applicable laws, rules and regulations of governmental agencies or authorities.

4.      Non-Standard Tenant Improvements.

        Landlord shall permit Tenant to deviate from the Standards for the Tenant Improvements (the "Non-Standards"), provided that (a) the deviations
                          -------------
shall not be of a lesser quality than the Standards; (b) the deviations conform to applicable governmental regulations and necessary governmental permits and approvals have been secured, (c) the deviations do not require building service beyond the level normally provided to other tenants in the Building and do not overload the floors; and (d) Landlord has determined in its sole discretion that the deviations are of a nature and quality that are consistent with the overall objectives of the Landlord for the Building.

5.      Final Pricing and Drawing Schedule.

        After the preparation of the space plan and after Tenant's written approval thereof, in accordance with the Work Schedule. Landlord shall cause its architect to prepare and submit to Tenant the Tenant Improvement Plans. The Tenant Improvement Plans shall be approved by Landlord and Tenant in accordance with the Work Schedule and shall thereafter be submitted to the appropriate governmental body by Landlord's architect for plan checking and the issuance of a building permit. Landlord, with Tenant's cooperation, shall cause to be made to the Tenant Improvement Plans any changes necessary to obtain the building permit. Concurrent with the plan checking, Landlord shall have prepared a final pricing for Tenant's approval, in accordance with the Work Schedule, taking into account any modifications which may be required to reflect changes in the Tenant Improvement Plans required by the city or county in which the Premises are located. After final approval of the Tenant Improvement Plans, no further changes may be made thereto without the prior written approval from both Landlord and Tenant, and then only after agreement by Tenant to pay any excess costs resulting from the design and/or construction of such changes. Tenant hereby acknowledges that any such changes shall be subject to the terms of Paragraph 8 below.

6.      Construction of Tenant Improvements.

        After the Tenant Improvement Plans have been prepared and approved, the final pricing has been approved and a building permit for the Tenant Improvements has been issued, Landlord shall cause its contractor to begin installation of the Tenant Improvements in accordance with the Tenant Improvement Plans. Landlord shall supervise the completion of such work and shall use its best efforts to secure substantial completion of the work in accordance with the Work Schedule. The cost of such work shall be paid as provided in Paragraph 7 below. Landlord shall not be liable for any direct or indirect damages as a result of delays in construction beyond Landlord's reasonable control, including, but not limited to, acts of God, inability to secure governmental approvals or permits, governmental restrictions, strikes, availability of materials or labor, or delays by Tenant (or its architect or anyone performing services on behalf of Tenant).

7.      Payment for the Tenant Improvements.

        (a) Landlord hereby grants to Tenant the "Tenant Improvement Allowances" set forth in Section 1.18 of the Lease. The Tenant Improvement Allowance shall be used only for:

            (i) Except as otherwise agreed to in writing by Landlord and Tenant, payment of the cost of preparing the space plan and the Tenant Improvement Plans, including mechanical, electrical, plumbing and structural drawings, and of all other aspects necessary to complete the Tenant Improvement Plans. The Tenant Improvement Allowance will not be used for the payment of extraordinary design work not included within the scope of Landlord's Standards.

            (ii) Payment of plan check, permit, and license fees relating to construction of the Tenant Improvements.

            (iii) Construction of the Tenant Improvements, including, but not limited to, the following:

                  (aa) Installation within the Premises of all partitioning, doors, floor coverings, ceiling, wall coverings and painting, millwork, and similar items;

                  (bb) All electrical wiring, lighting fixtures, outlets and switches, and other electrical work to be installed within the Premises;

                  (cc) The furnishing and installation of all duct work,
            terminal boxes, diffusers, and accessories required for the completion of the heating, ventilation and air conditioning systems within the Premises, including the cost of electrical consumption meters and card key controls for after-hour air conditioning;

                  (dd) Any additional Tenant requirements, including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control, or other Special systems;

                  (ee) All fire and life safety control systems such as fire walls, halon, fire alarms, including piping, wiring and accessories installed within the Premises;

                  (ff) All plumbing, fixtures, pipes and accessories to be
            installed within the Premises;

                  (gg) Testing and inspection costs; and

                  (hh) Contractors' fees, including but not limited to any fees based on general conditions, but excluding supervisory fees owed by Landlord to the Building property management company.

            (iv) All other reasonable costs to be expended by Landlord in the construction of the Tenant Improvements.

        (b) The cost of each item referenced in Paragraph 7(a) above shall be charged against the Tenant Improvement Allowance. In the event that the cost of installing the Tenant Improvements, as established by Landlord's final pricing schedule, shall exceed the Tenant Improvement Allowance, or if any of the Tenant Improvements are not to be paid out of the Tenant Improvement Allowance as provided in Paragraph 7(a) above, the excess shall be paid by Tenant to Landlord after the commencement of construction of the Tenant Improvements.

        (c) In the event that, after the Tenant Improvement Plans have been prepared and a price therefor established by Landlord, Tenant shall require any changes or substitutions to the Tenant Improvement Plans, any additional costs related thereto shall be paid by Tenant to Landlord after the commencement of construction of the Tenant Improvements. Landlord shall have the right to decline Tenant's request for change to the Tenant Improvement Plans if such changes are inconsistent with the provisions of Paragraphs 3 and 4 above, or if the change would, in Landlord's opinion, unreasonably delay construction of the Tenant Improvements.

        (d) In the event that increases in the cost of the Tenant Improvements as set forth in Landlord's final pricing are due to the requirements of any governmental agency, Tenant shall pay Landlord the amount of such increase within five (5) days of Landlord's written notice; provided, however, that Landlord shall first apply toward such increase any remaining balance in the Tenant Improvement Allowance.

        (e) Any unused portion of the Tenant Improvement Allowance upon completion of the Tenant Improvements shall be refunded to Tenant or available to Tenant as a credit against any obligations of Tenant under the Lease.

8.      Completion Date.

        The "substantial completion date" for work described herein shall occur on the date when all of the work described in the Tenant Improvement Plans is complete, as evidenced by the issuance of a temporary Certificate of Occupancy with respect to the Premises, or the date such work would be substantially complete but for (a) Tenant's failure to approve any items or perform any other obligation in accordance with and by the date specified in the Work Schedule;
(b) Tenant's request for materials, finishes or installations other than those readily available; (c) Tenant's changes in the Tenant Improvement Plans after the approval by Tenant; or (d) Tenant's request to deviate from the Standards for Tenant Improvements. So long as a temporary Certificate of Occupancy has been issued, the Tenant Improvements shall be deemed substantially complete notwithstanding the fact that minor details of construction, mechanical adjustments or decorations which do not materially interfere with Tenant's use of the Premises remain to be performed (items normally referred to as "punch list" items). Landlord and Tenant shall complete one punch list inspection and Landlord shall complete and/or correct such punch list items within a reasonable period of time.

                                  EXHIBIT  F

                                      TO

                     LEASE DATED October 23, 1996 BETWEEN

                           LAKE AUSTIN COMMONS, LTD.

                                  as LANDLORD

                                      and

                                Clinicor, Inc.

                                   as TENANT

                                RENEWAL OPTION
                                --------------


        Provided (i) that a Default by Tenant has not occurred and is continuing, and (ii) Tenant's shareholders' equity (as reflected in Tenant's Financial Statements) has at all times during the term of this Lease been in excess of $2,000,000, Tenant shall have the right to renew and extend this Lease with respect to all, but not less than all, of the Premises for one (1) renewal term of 3 years, such renewal term commencing upon the expiration of the initial Term. Such renewal option must be exercised, if at all, by Tenant giving Landlord written notice thereof at least six (6) months prior to the expiration of the initial Term. In the event that Tenant fails to give such notice in the manner provided herein, such renewal option shall terminate. In the event of such renewal, the "Term" shall include such renewal term and such renewal shall be upon the same provisions as for the initial Term except that:

        1. Tenant shall pay additional Base Rent to Landlord in monthly installments in an amount equal to the rate (the "Renewal Rate") then being
                                                  ------------
generally quoted by Landlord for comparable space in the Building as of the commencement of the renewal Term, but in no event less than the rate of Base Rent in effect at the expiration of the initial Term. In addition, during such renewal term, Tenant shall pay all other Rent and other amounts due under the Lease, including without limitation, all rental adjustments pursuant to Article 3 of the Lease. Landlord shall notify Tenant of the Renewal Rate within fifteen
(15) business days after Landlord receives Tenant's renewal notice. If Tenant does not approve of the Renewal Rate for the renewal term, then Tenant, as its sole remedy, may revoke its election to renew by giving written notice thereof to Landlord within five (5) days after Landlord has notified Tenant of the Renewal Rate for the renewal term, but otherwise Tenant may not revoke its election to renew after such election has been made.

        2. Landlord shall not be obligated to make any alterations or improvements to the Premises.

        3. Except for the renewal option described above, Tenant shall have no further right to renew this Lease.

                                   EXHIBIT G

                                      TO

                     LEASE DATED October 23, 1996 BETWEEN

                           LAKE AUSTIN COMONS, LTD.

                                  as LANDLORD

                                      and

                                Clinicor, Inc.

                                   as TENANT

                            FIRST RIGHT OF REFUSAL
                            ----------------------


        (a) From and after the Commencement Date, but only so long as (i) at least three (3) years remain in the Term of this Lease (as such Term may have been theretofore extended), and (ii) a Default by Tenant has not occurred and is continuing, Tenant shall have, and is hereby granted, a right of first refusal with respect to that certain space located adjacent to the Premises, identified as Suite 410, as shown on Addendum A attached hereto (such space being referred
                          ----------
to as the "Additional Space"). If Landlord receives an offer to lease the
           ----------------
Additional Space or any portion thereof that is acceptable to Landlord (hereinafter referred to as the "Offer"), Landlord will give written notice to
                                 -----
Tenant of the pertinent business terms and conditions of the offer (the "Notice"). Tenant will thereafter have the option, exercisable by written notice
 ------
delivered to Landlord within ten (10) business days after receipt by Tenant of the Notice, to lease such portion of the Additional Space covered by the Offer, upon the terms and conditions set forth in the Notice; provided, however, (x) Tenant shall be entitled to only a pro rata portion of any tenant improvements allowance provided for in the Offer, and (y) the term of Tenant's lease of such portion of the Additional Space shall be coterminous with the Term of the Lease. Failure by Tenant to deliver to Landlord written notice of Tenant's acceptance of the offer set forth in the Notice will be deemed to be an election by Tenant not to exercise such option.

        (b) If Tenant exercises Tenant's option to lease such portion of the Additional Space, Tenant and Landlord will enter into a mutually acceptable lease or lease amendment with respect to such space upon the business terms and conditions contained in the Notice as set forth above. If Tenant elects, or is deemed to have elected, not to exercise such option, or if Landlord and Tenant fail to agree upon a mutually acceptable lease or lease amendment with respect to such space with ten (10) business days after receipt by Landlord of Tenant's exercise of such option, Landlord will be free to lease such portion of the Additional Space described in the Offer to any prospective lessee upon substantially the same terms and conditions as were presented to Tenant in the Notice and upon which Tenant elected or was deemed to have elected not to exercise its option.

        (c) The rights granted by this paragraph shall not be severable from this Lease, nor may such rights be assigned or otherwise conveyed by Tenant to a sublessee of the Premises or assignee of Tenant's interest in the Lease or any other party.

                                  ADDENDUM A

                                      TO

                     LEASE DATED October 23, 1996 BETWEEN

                           LAKE AUSTIN COMONS, LTD.

                                  as LANDLORD

                                      and

                                Clinicor, Inc.

                                   as TENANT

                      HARTLAND PLAZA - FOURTH FLOOR PLAN



                           [FLOOR PLAN APPEARS HERE}